Exhibit 10.2

FIRST AMENDMENT TO THE

CENTRAL FEDERAL CORPORATION 2009 EQUITY COMPENSATION PLAN

[Approved by the Stockholders of Central Federal Corporation on May 16, 2013]

THIS FIRST AMENDMENT (this “Amendment”) to the Central Federal Corporation 2009 Equity Compensation Plan (the “Plan”) is adopted on March 20, 2013.

WHEREAS, the stockholders of Central Federal Corporation (the “Company”) approved the Plan at the annual meeting of stockholders held on May 21, 2009;

WHEREAS, the Company desires to amend the Plan to increase the number of shares of Common Stock (“Common Stock”) of the Company reserved for awards under the Plan;

WHEREAS, Section 17 of the Plan permits the Board of Directors of the Company to amend the Plan at any time without stockholder approval unless stockholder approval is required pursuant to the provisions of Section 17(c) and (d) of the Plan; and

WHEREAS, stockholder approval is required to increase the maximum number of shares of common stock reserved for awards under the Plan;

NOW, THEREFORE, the Plan is hereby amended as follows, subject to and effective upon stockholder approval:

1.	Section 5(a) of the Plan is hereby deleted in its entirety and the following is substituted therefor:

(a)	Subject to adjustment as provided in Section 13 of the Plan, the number of shares reserved for Awards under the Plan is 1,500,000. The following limits also apply with respect to Awards granted under the Plan:

(i)	The maximum number of shares of Common Stock that may be issued in the form of Incentive Stock Options granted under the Plan is 1,500,000, or the full number of shares of Common Stock available under (a) less the number of shares of Common Stock issued pursuant to Non-Statutory Stock Options and Restricted Stock Awards.

(ii)	The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under the Plan is 1,500,000.

(iii)	The maximum number of shares of Common Stock that may be subject to all Options and SARs granted under the Plan to any one Participant during a calendar year is 500,000.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer effective as of date set forth above.

CENTRAL FEDERAL CORPORATION

/s/ Timothy T. O’Dell
Name:	Timothy T. O’Dell
Title:	Chief Executive Officer